Statements of Net Assets Available for Benefits - EBP 021 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Plan's Interest in Commingled Trust:
Measured at Fair Value	$ 49,572	$ 48,657
Measured at Contract Value	5,771	6,515
Total	55,343	55,172
Pooled Separate Account at Fair Value	0	155
Notes Receivable from Participants	1,451	1,291
Net Assets Available for Benefits	$ 56,794	$ 56,618